Exhibit 99.1

Cantel Medical Corp. (NYSE: CMN) Infection Prevention & Control Matters™ Nov. 2012 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company’s filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected.

2 Cantel Medical Corp. $386M NYSE Leader in Infection Prevention & Control Pure-play in a ~$45B Global Infection Prevention & Control Market (“IP&C”) Large, highly fragmented = growth opportunities 18 acquisitions since 2001 have re-shaped the company Have never been better positioned for future growth Recession-buffered with continued customer investment Reimbursement at risk for providers not meeting IP&C standards Growing, cash-generative core business with strong future upside and intermittent opportunistic spikes Leading share in every niche (endoscopy, water, dental disposables, and dialysis) 72% of consolidated sales are recurring 5-year compound annual growth of 12% in sales and 28% in diluted EPS1 ~$72.0 million in EBITDAS (18%+ margin) and ~1.3x leverage on balance sheet $0.11 per share annual dividend Thrive in regulated arenas with disposables & equipment w/ proprietary consumables 90+% of products are made in the USA to ensure ongoing compliance Three-prong approach to growth via acquisitions, new product development and sales & marketing capabilities Throughout economic downturn invested heavily, especially in endoscopy, which now has an 80-person direct U.S. sales team 1 As reported for FYE 7/31/2007 through 7/31/2012

Cantel Medical Corp.

Three Synergistic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

IP&C Device Management

Endoscopy & Renal Dialysis

Medivators/Byrne; Minntech

Purification & Filtration

Water Treatment & Therapeutic Filters

Mar Cor Purification; Minntech

Disposable Products

Dental, Sterility Assurance & Specialty Packaging

Crosstex; Saf-T-Pak

Chemistries (Disinfectants & Sterilants)

Consumables and Service

Leverage in Manufacturing, Regulatory and R&D

3

Cantel Medical Corp.

Snapshot: By Product, Customer, Channel

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

	IP&C DEVICE MGMT		PURIFICATION & FILTRATION		HEALTHCARE DISPOSABLES	
	Endoscopy	***Dialysis***	***Water Purification***	***Therapeutic Filtration***	***Healthcare Disposables***	***Specialty Packaging***
	Equipment, Disinfectants, Consumables, Service	Equipment, Sterilants, Consumables, Service	Equipment, Field Service, Consumables	Hollow Fiber Filters	Disposables, Sterility Assurance Monitoring	Packaging, Training
	Hospitals, GI Clinics/ASC's	Dialysis Chains	Dialysis Clinics, Industrial	Hospitals, Biotech Firms	Dental & Dr. Offices, Hospitals	Diverse Customer Set
	Direct Sales	Direct Sales	Direct Sales & Distributors	Distributors / OEM	Direct Sales & Distributors	Direct Sales
Consumable / Capital[1]	73/27%	89/11%	40/60%	100/0%	100/0%	100/0%
Acquired[2]	6	1	8	1	5	1

[1] Consumables includes service. Splits represent rolling twelve months ended July 31, 2012.
[2] Acquisition of Minntech Corporation in September 2001 is represented in Endoscopy, Renal/Dialysis, and Therapeutic Filtration.

4

Cantel Medical Corp.

$45 Billion Global Infection Prevention & Control Market

✓**Healthcare Associated Infections (HAI's) are the most common complication of hospital care[2]**

- Implementing existing prevention practices yields ~70% reduction in HAIs. Financial benefit ~$25B - $32B in medical cost savings[3]
- Annually, 2.3 Million People Acquire Infections in U.S. Medical Facilities leading to 100,000 Deaths[1]
- Globally, 50+% of ICU patients have infections associated with an increased risk of death

✓**Growing awareness in professional, gov't & consumer psyche**

- H1N1 ("Swine" Flu), MRSA, C.Diff, Staph Infections, etc...

$45B Global IP&C Market (2010 US$B)



Rest of the World $4.6 10%
Other Asia/ Pacific $3.2 7%
Japan $4.1 9%
China $3.1 7%
Western Europe $12.6 28%
Canada & Mexico $1.2 2%
United States $16.7 36%

$17B U.S. IP&C Market (US$B)



Forecast CAGR% 2010-2015F = 4.9%
US$ Billions
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2005
2010
2015F
2020F
Consumables & Disposables
Equipment
Services

[1] Infection Control Today, 12/1/2009 referencing the 12/2/2009 issue of JAMA. [2] Donald Wright M.D., M.P.H., Principal Deputy Assistant Secretary for Health, U.S. Department of Health and Human Services, December 2008. Centers for Disease Control and Prevention (CDC) as cited in Healthcare Purchasing News, November 2005, Vol.29, No.11. and "A systematic audit of economic evidence linking nosocomial infections and infection control interventions: 1990-2000", Patricia Stone, RN, PhD
[2] Agency for Healthcare Research and Quality (AHRQ). AHRQ's efforts to prevent and reduce health care-associated infections [fact sheet]. AHRQ Publication No. 09-P013, Rockville, MD: AHRQ; 2009 Sept. Available from: http://www.ahrq.gov/qual/haiflyer.htm
[3] 3Scott RD. The direct medical costs of healthcare-associated infections in US hospitals and the benefits of prevention. Atlanta: Centers for Disease Control and Prevention; 2009. Data Source: Freedonia Market Research, September 2011

5

6 Cantel Medical Corp. Healthcare Reform Creates Greater Emphasis in IP&C Financial Penalties to Hospitals1 Preventable Readmissions – Estimated $30 billion cost to the system Beginning 2012, Medicare will stop paying hospitals for preventable readmissions tied to heart failure or pneumonia Beginning 2014, expand policy to cover four (4) more conditions Reduced Payment for Hospital Acquired Conditions – Infections & Errors Beginning 2012, Medicare will align actual payment to reported performance on patient satisfaction and care quality Beginning 2015, Dept. of Health & Human Services will start reporting each hospitals’ record for infections and medical errors pertaining to Medicare patients •Payments reduced by 1% for those with highest rate of infections & medical errors •No longer pay for treatment when a Medicaid patient is harmed during a hospital stay Despite Shrinking Budgets, Hospitals Maintain IP&C Funding2 2/3rds decreased or froze spending in 2009 and further cuts continue However, virtually none cut patient safety infection control budgets in 2009, and spending growth is expected in the future 1 Healthcare Purchasing News, April 30, 2010. 2 HealthLeaders Media, April 6, 2010 – citation of LEK Hospital Purchasing Survey of January 2010 – Survey of 203 U.S. hospital CEOs, CFOs, COOs, materials managers, and purchasing directors.

7 Cantel Medical Corp. Well-Balanced Portfolio with Emphasis on Endoscopy Fiscal Year Ended July 31, 2012 “All Other” includes Therapeutic Filtration Products. Specialty Packaging Products, and Chemistries. 1 Before allocation of corporate expenses of ~$11.6M. 2 Earnings Before Interest, Taxes, Depreciation, Amortization, Stock Compensation Expense and (Gain)/Loss on Disposal of Fixed Asset. The effect of rounding may create minor data variances. Net Sales $386.5M Reported EBITDAS = $72.0M2 Endoscopy $153.2 40% Water Purification & Filtration $104.0 27% Healthcare Disposables $76.2 20% Dialysis $35.6 9% All Other $17.4 4% Operating Income $62.8M1 Endoscopy $31.1 49% Water Purification & Filtration $11.6 18% Healthcare Disposables $12.4 19% Dialysis $8.4 13% All Other ($0.7) -1%

8 Cantel Medical Corp. Significant Upside Growth Opportunities Acquisitions: 4 recent acquisitions in all three core segments SPSmedical Supply Corp. combined with ConFirm Monitoring creates a leading sterility assurance monitoring platform to drive further growth in acute care, dental and physician office settings Byrne Medical has leadership position to drive a large, global market conversion to profitable disposable endoscopy components Continued advancement of the new product cycle from the Gambro Water acquisition Proven ability to integrate, leverage and grow acquired businesses Robust pipeline of opportunities in disposables, endoscopy, and water purification Add to international and/or hospital channels New Markets – Alternative Channels Dedicated focus on corporate and government pandemic flu preparation (“Contagion”) One of only a few large U.S. manufacturers of FDA-cleared face masks Sponsored research study published demonstrating effectiveness of surgical facemasks vs. N-95 respirators (American Journal of Infection Control) Research evidencing reduced spread of disease using face masks as “source control” Specialized commercial / consumer markets for contract sterilization, fogging and residual protection technology Greater focus on promoting profitable and proprietary product lines internationally

9 Cantel Medical Corp. Significant Upside Growth Opportunities Substantial Sales & Marketing investments in core FY’09-FY’12 Substantial increase in R&D spending in FY’11-FY’12 High-Margin Liquid Chemical Germicides (LCG) New chemistry development capabilities began in FY’11, to yield multiple New Product Introductions (NPI) in FY’13+ Expanded uses of existing chemistry products across all business segments Novel developments in fogging equipment and Revox sterilization services launched Antimicrobial coating and residual protection technology Odor eradication products Equipment and Disposables Endoscope reprocessors: broader portfolio, higher technology now with proprietary, “single-shot” chemistry launched worldwide Next generation water treatment equipment with focus on heat disinfection Unique disposables: Sure-Check® sterilization pouch & Secure-Fit™ face mask High value filter developments underway Strong pipeline of future Byrne Medical products to be launched

Byrne Acquisition – Aug 1, 2011

Endoscopy: Facilitate Accelerated Global Growth

BYRNE MEDICAL
A Minntech Corporation Business Group

✓ **Medivators (f/k/a Minntech) subsidiary acquired the assets of Byrne Medical, Inc. for $89.4M in cash and $10.0M in stock, plus $10.0M potential earnout**
- Pre-acquisition revenues of ~$38.6M and EBIT of $10.9M[1]

✓ **Complementary: Further bolster our infection control presence and leadership in the gastroenterology suite**
- *Technology*: precision performance disposables to reduce infection risk and complexities of sterilizing water bottles, tube sets, and valves
  - IP protected product portfolio
- *Market:* sizeable, underpenetrated, global opportunity
  - Early stages of shift to disposable being driven by Byrne Medical
- *Customers:* broaden reach from post-procedure cleaning (Medivators) into the treatment itself (Byrne Medical)
  - Move closer to physician and operating nurses with preference items
- *Sales Force*: combined, the Endoscopy group now has over 80 field sales consultants and clinical specialists
  - Exclusively focused on infection control in GI endoscopy
- *Manufacturing:* high-end engineering, design, production
  - Utilize Byrne Medical facilities to create "Center of Excellence" for precision designed and manufactured disposable products
- *Talent:*
  - Hired entire Byrne Medical team and refocused founder on product development and sales strategy. Smooth customer and employee transition


SmartCap


EndoGator


A/W/S Valves

[1] EBIT after backing out the impact of purchase accounting and non-operating expenses. EBIT of $7.3M reported in 8-K/A accounts for full effect of these adjustments.

10

Medivators Plus Byrne Medical

Endoscopy Segment: Complementary Businesses



IN THE PROCEDURE ROOM
Lower endoscopy
Upper endoscopy
SmartCap / EndoGator
A/W/S Valves
REPROCESSING AREA (Post-Procedure)
Scope Buddy Intercept
1 CLEANING
MANUAL CLEANING
PRECLEAN
LEAK TEST
PASS
REMOVE ALL DETACHABLE PARTS
CLEAN
RINSE
FAIL
Veriscan
SET ASIDE FOR REPAIR
Intercept Wipes
2 DISINFECTION
CHOOSE DISINFECTION METHOD
Rapicide
Rapicide PA
CER/DSD/ Advantage
AUTOMATED DISINFECTANT
MANUAL DISINFECTANT
REUSE
REPLACE ALL DETACHABLE PARTS
IMMEDIATE REUSE
4 STORAGE
HANG TO STORE
3 DRYING
PURGE ALL CHANNELS WITH AIR UNTIL DRY
ALCOHOL RINSE

Byrne Medical Products

Treatment Room

Physicians & Nurses

Medivators Endoscope Reprocessing Products

Principally in Post-Procedure, Reprocessing Area

Sterile Processing Department / Nurses

11

SPSmedical and ConFirm Acquisitions
Creates Leading Sterility Assurance Monitoring Platform

- ✓ **Crosstex subsidiary acquired SPSmedical Supply Corp. (Nov. 2, 2012) for $32.5M in cash, plus $3.5M for facility. Pre-acquisition revenue of $17.5M**
- ✓ **Follow on to the prior acquisition of ConFirm Monitoring Systems' sterility assurance business (Feb 14, 2011) for $8.4M in cash[1] . Pre-acquisition revenues of ~$4.0M.**
- ✓ **Expands Crosstex' portfolio to include key infection prevention market – sterility assurance monitoring**
- *Position:*
  - #1 player in dental biological monitoring services in North America
  - #3 player in sterility assurance monitoring in North America
- *Installed Customer Base:*
  - Strong, long-term relationships with hospitals, GPOs, distributors for branded and non-branded product offerings
  - Key, long-term, private label distributor and dental school relationships as well as a solid branded business
  - Daily interaction with hospitals, central sterile departments, and dentists
- *Talent:*
  - Retained all SPSmedical leadership and ConFirm's aligned personnel with expertise in sterility assurance. Smooth customer transition.

SPS medical
Sterilization Monitoring • Packaging • Testing Services



ConFirm® Monitoring Systems, Inc.


Mail-In Spore Test Service
In-Office Spore Test

[1] Includes an $855,000 earnout payment in FY12 based on the achievement of target sales levels for the twelve month period ending January 31, 2012

12

13 Gambro Acquisition in FY’11 Water Treatment Mar Cor Purification subsidiary acquired Gambro’s U.S. water treatment business (Oct 6, 2010) for $23.7M in cash. Pre-acquisition revenues of ~$14.0M. Strategic value akin to success of Mar Cor’s acquisition of GE’s Dialysis Water Business in March 2007. Technology: Industry Shift to Heat Disinfection and Growing Investment in Home Hemodialysis Acquired FDA-cleared heat disinfection central and portable systems to broaden the addressable customer base Installed Customer Base: Brought over 1,200 U.S. dialysis clinics and numerous hospitals to add consumables and service sales opportunities Manufacturing Scale: Relocate production from Sweden to our Minnesota facility and create tangible benefit through factory overhead absorption Customer Supply Agreement: Unique supply contract position with a leading U.S. dialysis chain. Master data transitioned and we’re shipping orders Talent: Hired all of Gambro’s U.S. aligned water personnel with expertise in dialysis and heat disinfection. Smooth customer transition

Cantel Medical Corp.

Formula: Acquire, Improve Businesses, Repeat

CAGR '03-'12



$ Millions
$400
$375
$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
($25)
17%
23%

	FY'03	FY'04	FY'05	FY'06	FY'07	FY'08	FY'09	FY'10	FY'11*	FY'12
Net Sales	$94.0	$123.0	$137.2	$192.2	$219.0	$249.4	$260.1	$274.0	$321.7	$386.5
EBITDAS	$11.3	$14.0	$19.2	$26.5	$28.6	$31.8	$42.1	$47.5	$47.1	$72.0
Net Debt/(Cash)	$3.7	$7.1	($17.6)	$8.1	$41.1	$40.0	$19.9	($1.6)	$103.6	$59.8
EBITDAS Margin	12.0%	11.4%	14.0%	13.8%	13.0%	12.8%	16.2%	17.3%	14.7%	18.6%

FY'11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition.

14

Cantel Medical Corp.

Fragmented Nature of Infection Prevention & Control

1 Disinfectants & Cleaners
- Brushes
- Dispensers
- Enzymatic cleaners
- Medical device disinfectants
- Surface disinfectants
- Wipes

2 Disposables
- Disposable kits / trays
- Disposable medical products
- Disposable surgical products

3 Masks / Headwear
- Face shields
- Masks
- Nurse/MD/Surg/Lab Hats
- Protection goggles
- Respirators
- Wrap around lenses

4 Air & Water Quality
- Air filtration systems
- Germicidal air cleaners
- Negative pressure isolation
- Smoke evacuators
- Toxic gas detection systems
- Water purification systems

5 Protective Apparel
- Aprons / bibs / arm protectors
- Gloves
- Lab gowns
- Overshoes / coated boots
- Shirt jackets
- Surgical gowns

6 Sterilization
- Autoclaves
- Chemical sterilizers
- EtO sterilizers
- Low temperature sterilizers
- Medical device drying cabinets
- Medical device reprocessing
- Steam sterilizing units
- Sterilization containers
- Sterilization packaging
- Washers / decontaminators
- Sterilization Services

7 Drapes & Barrier Products
- Antimicrobial linens
- Fluid control drapes
- General purpose drapes
- Surgical drapes

8 Hand Hygiene
- Automated hand washers
- Hand cleaners / soaps
- Hand sanitizers (waterless)

9 Wound Care & Closures
- Adhesives / adhesive removers
- Antimicrobial dressings
- Dressings
- Drains / suction
- Hydrogel adhesive dressings
- Silver bandages / dressings
- Surgical site skin prep

10 Needles / Sharps / Transport
- Antimicrobial catheters
- Blood pressure cuff covers
- Catheter securement devices
- Dispenser boxes
- Needle protection devices
- Safety I.V. catheters
- Specimen transport bags

11 Quality Control & Testers
- Biological indicators
- Chemical integrators
- EtO monitors
- Glutaraldehyde monitors
- Respirator fit testers
- Sterility assurance products

12 Fluid / Temperature/ Positioning
- Filtration systems
- Fluid control systems
- Fluid warming systems
- Forced air warming
- Patient positioning
- Pressure mgmt systems
- Temperature mgmt kits

13 Medical Waste & Cleaning Equipment
- Antimicrobial casters
- Cleaning carts
- Decontamination equip
- Infectious waste bags
- Microfiber mops
- Room decontaminators
- Sharps containers
- Solidifiers / Spill Kits
- Suction canister systems
- Waste management systems

14 Environmental
- Antimicrobial paint
- Containment systems
- Washable keyboards
- Pest management

15 Surveillance / Software / Education
- Alert systems
- Handwashing
- Surveillance software
- Training
- Rapid MRSA diagnostics

Indicates Cantel product offering

Key strategic priorities

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16 Cantel Medical Corp. Historical P&L Reveals Success of Acquisition Program 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 2 Equivalent to “Income from Continuing Operations”. 3 Compound Annual Growth Rate. 4 Retroactively applies the 3:2 stock split effective in February 2012. 5 Adjustments exclude $0.04 in FY’09 and $0.08 in FY’10 due to H1N1 pandemic benefit, and $0.03 in FY’12 due to BioSafe investment impairment and other unusual operating expense and tax benefits. CAGR3200720082009201020112012'07 - '12$219.0 $249.4 $260.1 $274.0 $321.7 $386.5 12%$79.0 $87.6 $99.5 $111.0 $122.8 $164.2 16%Gross Margin %36.1%35.1%38.3%40.5%38.2%42.5%$28.6 $31.8 $42.1 $47.5 $47.1 $72.0 20%$16.8 $18.0 $27.5 $32.7 $31.3 $52.1 25%$8.1 $8.7 $15.6 $19.9 $20.4 $31.3 31%$0.33 $0.35 $0.63 $0.78 $0.79 $1.15 28%$0.33 $0.35 $0.59 $0.70 $0.79 $1.12 27%(non-GAAP metric)Diluted EPS4US Dollars Millions, except per share amountsNet SalesNet IncomeGross ProfitOp. Profit2Adj. Dil. EPS4,5Fiscal Years Ended July 31Continuing OperationsEBITDAS1

17 Cantel Medical Corp. Capacity for Continued Investment 2006200720082009201020112012$238.2 $263.7 $279.2 $277.9 $280.7 $321.4 $434.8 2.1:12.1:12.2:12.3:12.3:12.6:12.4:1$140.8 $155.1 $168.7 $187.1 $209.4 $234.3 $275.9 0.270.370.350.230.100.5210.331.4x2.0x1.8x1.0x0.4x2.6x11.3x24.424.224.724.925.526.027.2Funded Debt to EquityGross Debt / LTM EBITDAS2Fiscal Year Ended July 31US Dollars and shares in millions# of Diluted Shares3Total AssetsCurrent RatioEquity1 Adjusted to include $98 million in debt assumed on 8/1/12 following the acquisition of Byrne Medical. 2 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 3 Retroactively reflects 3:2 stock split effective February 1, 2012.

Cantel Medical Corp. Experienced Executive Team – Now organizing for growth Andrew A. Krakauer President & CEO Jorgen B. Hansen Exec. Vice President & Chief Operating Officer Eric W. Nodiff Sr. Vice President General Counsel Craig A. Sheldon Sr. Vice President Chief Financial Officer & Treasurer Seth M. Yellin Vice President Corporate Development Chris Geschickter Vice President Human Resources 18 Gary Steinberg President & CEO Crosstex Int’l Curtis Weitnauer President & CEO Mar Cor Purification Don Byrne President Medivators Endoscopy Javier Henao EVP, International Paul Helms EVP, Operations Medivators Indicates new position

19 Cantel Medical Corp. Strategic Objectives Remain Focused within Infection Prevention & Control Near-term build a profitable $500 Million Specialty Business…setting the strategy for $1 Billion Achieve accelerated growth and profits from the three recent acquisitions Invest in higher technology, higher margin and higher growth organic programs with near-to-mid-term payoff High-value, unique IP&C disposables (e.g. Byrne Medical) Orientation around Liquid Chemical Germicides (LCG’s) Capital Equipment / Proprietary Consumable combination solutions Focus on channel expansion including flu preparation, hospital and international markets Substantial increased sales and marketing investments in base business Continue aggressive and proven acquisition program to leverage existing assets and channels Continue focus on operational excellence Evolving organization structure focusing on growth

Cantel Medical Corp.

Strategic Evolution

FY'04 – FY'08: Acquire and Define Infection Prevention & Control (IPC) Portfolio

FY'09 – FY'10: Substantial Operational and P&L Improvement, while Investing in Sales & Marketing

FY'11: Leverage Sales & Marketing and Drive R&D Investments. Close 1-2 Key Acquisitions

FY'12+: Capitalize on all Strategic Investments (S&M, R&D, NPIs, Acquisitions)

EPS Range:
$0.21-$0.35

EPS Range:
$0.63-$0.78
(including H1N1 spike)

$0.59-$0.70
(base business)

EPS:
$0.79 *(inclusive of $0.03 of 1x acquisition expenses)*

EPS Range:
Significant Growth

FY'12:
- ***Reported: $1.15***
- ***Adjusted: $1.12[1]***

All EPS figures are adjusted retroactively for the 3:2 stock split effectuated on February 1, 2012.

1 Adjusted to exclude BioSafe investment impairment charges , unusual operating expenses and tax benefits.

20

21 Cantel Medical Corp. Summary Growing ~$45B Global Market in Infection Prevention & Control Pure-play focus Fragmented nature creates opportunities for further growth and expansion $386M NYSE Specialty Infection Prevention & Control Leader Strong, recession-buffered core business with high future growth prospects 72% recurring revenue and $72.0M in FY’12 EBITDAS Successfully acquired 18 businesses since 2001 Substantial investments in new product development and increased sales and marketing capabilities Pristine record with the FDA, EPA and global regulatory bodies 90+% of products are made in the USA Strong cash flow and balance sheet (~1.3x leverage ratio) $0.11 per share annual dividend Included in the S&P SmallCap 600 Index

Cantel Medical Corp. (NYSE: CMN) Infection Prevention & Control Matters™